UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 8, 2004


                             P & F INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                  1-5332                     22-1657413
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(State or Other Jurisdiction    (Commission File No.)     (IRS Employer
of Incorporation                                          Identification Number)


                  300 Smith Street, Farmingdale, New York 11735
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 631-694-1800
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          ____ Written communications  pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

          ____ Soliciting  material  pursuant to Rule 14a-12  under the Exchange
               Act (17 CFR 240.14a-12)

          ____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

          ____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events.

     On October 8, 2004, P & F Industries, Inc. (the "Company") issued a press release (the "Press Release") announcing, among other things, that its Board of Directors had authorized the repurchase of an additional 125,591 shares, increasing the total share repurchase authorization to an aggregate of up to 150,000 shares of Class A Common Stock, and that the Board of Directors had extended the time during which P & F may purchase shares under its share repurchase program to September 30, 2005. The Press Release is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

       (c)  Exhibits.

            99.1 Press Release, dated October 8, 2004, issued by P & F Industries, Inc.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    P & F INDUSTRIES, INC.


Date:  October 8, 2004                              /s/ Joseph A. Molino, Jr.
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                                                    Joseph A. Molino, Jr.
                                                    Vice President and
                                                    Chief Financial Officer